SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ X  ]  Preliminary  Proxy  Statement
[    ]  Confidential,  for  Use  of  the  Commission  Only (as permitted by Rule
        14a-6(e)(2))
[    ]  Definitive  Proxy  Statement
[    ]  Definitive  Additional  Materials
[    ]  Soliciting  Material  Pursuant  to  240.14a-12

                        GARTMORE VARIABLE INSURANCE TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A

    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[ X  ]  No  fee  required.
[    ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title  of  each  class  of  securities  to  which  transaction  applies:
     _________________________________________________________________________

2)   Aggregate  number  of  securities  to  which  transaction  applies:
     _________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     _________________________________________________________________________

4)   Proposed  maximum  aggregate  value  of  transaction:
     _________________________________________________________________________

5)   Total  fee  paid:
     _________________________________________________________________________

[  ]  Fee  paid  previously  with  preliminary  materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
        0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount  Previously  Paid:
     _________________________________________________________________________

2)   Form,  Schedule  or  Registration  Statement  No.:
     _________________________________________________________________________

3)   Filing  Party:
     _________________________________________________________________________

4)   Date  Filed:
     _________________________________________________________________________

                        GARTMORE VARIABLE INSURANCE TRUST
                                 1200 River Road
                        Conshohocken, Pennsylvania 19428



November ___, 2002


Dear  Gartmore  GVIT  Global  Technology  and  Communications Fund Shareholders:

The enclosed proxy statement details two proposed changes for the Gartmore GVIT Global Technology and Communications Fund (the "Fund"), a series of Gartmore Variable Insurance Trust (the "Trust"). The first proposal would change the Fund's policy on industry concentration to permit the Fund to concentrate its investments in issuers in the following industry groups related to technology and communications: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment (collectively, "technology-related industries"). The second proposal would change the Fund's classification from a "diversified" to a "non-diversified" fund, thereby allowing the Fund to focus further its investments (while still complying with the diversification requirements of the Internal Revenue Code). The proposed changes, if approved by shareholders of the Fund, are expected to take effect on or about December 31, 2002.

We believe that the proposals to permit the Fund to concentrate further its investments in technology-related industries and to change the Fund's classification from a "diversified" to a "non-diversified" fund will enable the Fund to more effectively pursue its investment objectives and strategies.

Please  read  the  enclosed  Proxy  Statement  for  additional  information.

We  look  forward  to  continuing  to  serve  you  and  the  Fund in the future.

Sincerely,


Kevin S. Crossett
Secretary, Gartmore Variable Insurance Trust

                        GARTMORE VARIABLE INSURANCE TRUST
                     1200 RIVER ROAD, CONSHOHOCKEN, PA 19428

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of the Gartmore GVIT Global Technology and Communications Fund and to the Owners of Variable Annuity Contracts or Variable Life Insurance Policies entitled to give voting instructions to the Shareholders of Gartmore GVIT Global Technology and Communications Fund:

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Gartmore GVIT Global Technology and Communications Fund (the "Fund"), a separate series of Gartmore Variable Insurance Trust, a Massachusetts business trust (the "Trust"), will be held on Wednesday, December 11, 2002, at __:00 [a.m.][p.m.] Eastern time, at _________________________________________,
Columbus, Ohio 43215. The purpose of the Meeting is to consider and act on the following matters:

     1. To amend the Fund's fundamental policy regarding concentration to permit the Fund to concentrate its investments in issuers in the following industry groups related to technology and communications: hardware and equipment, information technology, software, consulting and services, consumer electronics, defense technology, broadcasting, and communication equipment;

     2. To amend the Fund's fundamental policy regarding diversification to change the Fund from a "diversified" to a "non-diversified" fund; and

     3. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

     Shares of the Fund may be purchased by certain separate accounts of Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") to fund benefits payable under certain variable annuity contracts and variable life insurance policies (collectively, "variable contracts"). Nationwide hereby solicits and agrees to vote at the Meeting, to the extent required, the shares of the Fund which are held in such separate accounts in accordance with timely instructions received from owners of the variable contracts. With respect to all other shareholders, the Trustees of the Trust are soliciting your votes.

     If you are a shareholder of record as of the close of business on October 18, 2002, you may instruct the persons listed on the enclosed proxy card on how your shares in the Fund should be voted. If you are a variable contract owner of record at the close of business on October 18, 2002, you have the right to instruct Nationwide as to the manner in which the Fund shares attributable to your variable contract should be voted. To assist you, a voting instruction form is enclosed. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted on at the Meeting or any adjournment(s) thereof.

By  Order  of  the  Trustees,
Kevin  S.  Crossett,  Secretary

November  __,  2002


                             YOUR VOTE IS IMPORTANT


WE URGE YOU TO COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY OR VOTING INSTRUCTION FORM. FOR YOUR CONVENIENCE, THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE.

                                  PRELIMINARY
                                 PROXY STATEMENT

                    FOR A SPECIAL MEETING OF SHAREHOLDERS OF
             GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

               ONE PORTFOLIO OF GARTMORE VARIABLE INSURANCE TRUST

                          TO BE HELD DECEMBER 11, 2002

                           GENERAL VOTING INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of Gartmore Variable Insurance Trust, a Massachusetts business trust (the "Trust"), to be voted at a Special Meeting of Shareholders (the "Meeting") of Gartmore GVIT Global Technology and Communications Fund (the "Fund"), a portfolio or series of the Trust. The Meeting will be held at __:00 [a.m.][p.m.] Eastern time, on Wednesday, December 11, 2002. The Meeting will be conducted at _______________________________, Columbus, Ohio 43215. The
principal executive offices of the Trust are located at 1200 River Road, Conshohocken, Pennsylvania 19428. The Trustees have fixed the close of business on October 18, 2002, as the record date (the "Record Date") for the determination of shareholders of the Trust entitled to notice of and to vote at the Meeting.

     This Proxy Statement is also being furnished in connection with the solicitation of voting instructions by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") from owners of certain variable annuity contracts and variable insurance policies (collectively, "variable contracts") having contract values on the Record Date allocated to a subaccount of a Nationwide separate account invested in shares of the Fund.

     This Proxy Statement, proxy cards and voting instructions will be sent to shareholders and variable contract owners on or about November __, 2002. Shareholders of record on the Record Date are entitled to one vote for each share they own and a proportionate fractional vote for any fraction of a share they own as to each issue on which such shareholders are entitled to vote. As of the Record Date, the Fund had _______________ Class I shares of beneficial interest, and _______________ Class III shares of beneficial interest, without par value (collectively, the "Shares"), that were outstanding and are therefore entitled to vote at the Meeting.

     Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. The persons named as proxies on the enclosed proxy card(s) will vote Shares at the Meeting in accordance with the timely instructions received from shareholders. If a duly executed and dated proxy card is received that does not specify a choice (for, against or abstain), the persons named as proxies will consider its timely receipt as an instruction to vote "FOR" the proposals. Shareholders may revoke previously submitted proxies at any time prior to the Meeting by: (i) submitting to the Trust a subsequently dated proxy card; (ii) delivering to the Trust a written notice of revocation; or (iii) otherwise giving written notice of revocation at the Meeting. In all cases, any action to revoke a proxy must be taken before the authority granted in the proxy card is exercised.

     With respect to the Nationwide separate accounts that hold Shares as of the Record Date, Nationwide will vote those Shares at the Meeting, as required, in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. To the extent required, Nationwide will vote Shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received. If a duly executed and dated voting instruction form is received that does not specify a choice (for, against or abstain), Nationwide will consider its timely receipt as an instruction to vote "FOR" the proposals. Variable contract owners may revoke previously submitted voting instructions given to Nationwide at any time prior to the Meeting by: (i) submitting to Nationwide subsequently dated voting instructions;
(ii) delivering to Nationwide a written notice of revocation; or (iii) otherwise giving written notice of revocation at the Meeting. In all cases, any action to revoke voting instructions must be taken before the authority granted in the voting instruction form is exercised.

     THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND SEMI-ANNUAL REPORT TO SHAREHOLDERS UPON REQUEST, WHICH REQUEST MAY BE MADE EITHER BY WRITING TO THE TRUST AT ____________________________, OR BY CALLING TOLL-FREE (800) 848-0920. THE ANNUAL
REPORT AND SEMI-ANNUAL REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF RECEIPT OF YOUR REQUEST.

     At the Meeting, shareholders of the Fund will be asked to vote on the proposals that are described below and in the Notice of Special Meeting (individually, a "Proposal" and, collectively, the "Proposals"). Shareholders of the Fund will be voting as a group, not by class, on the Proposals. The Trust knows of no business other than that mentioned in the Proposals which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment. In order to act upon each of the Proposals, a quorum consisting of a majority of the Shares of the Fund entitled to vote at the Meeting must be present in person or by proxy. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve each of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Proposals, provided they determine that such an adjournment and additional solicitation is reasonable and in the best interest of shareholders.

                              PROPOSALS 1 AND 2 -
  TO AMEND THE FUND'S FUNDAMENTAL POLICIES REGARDING INDUSTRY CONCENTRATION AND
                            PORTFOLIO DIVERSIFICATION

INTRODUCTION

     It is proposed that shareholders of the Fund approve a change in the Fund's fundamental policy concerning industry concentration. Currently, the Fund does not concentrate its investments, i.e., it does not invest more than 25% of its total assets in securities of issuers in the same industry or group of industries. The proposed change in the Fund's concentration policy would permit (and require) the Fund to invest more than 25% of its total assets in issuers in the following industry groups related to technology and communications: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment (collectively, "technology-related industries").

     Since the Fund's inception on June 30, 2000, the Fund has focused its investments in the equity securities of companies in the technology and communications sectors. Originally, Gartmore Mutual Fund Capital Trust, the Fund's investment adviser (the "Adviser"), believed that there was sufficient depth of issuers, securities and industry groups in the technology and communication sectors. However, as a result of the Adviser's experience in managing the Fund and recent changes in the technology and communications sectors, the Adviser now believes that the Fund needs the ability to "concentrate" its investments in technology-related industries. Approval of the proposal adopting a concentration policy will enable (and require) the Fund to invest more than 25% of its total assets in issuers engaged in technology-related industries.

     For these same reasons, the Adviser has also proposed that shareholders approve a change to the Fund's diversification classification from "diversified" to "non-diversified." Generally speaking, the change will permit the Fund to invest a larger portion of its assets in fewer issuers.

     The Adviser has recommended such modifications in order to better position the Fund to pursue its investment objective of capital appreciation, as well as its strategy of investing at least 80% of its net assets in equity securities issued by companies with business operations in technology and communications and/or technology and communications related industries. In particular, enabling the Adviser to invest more of the Fund's assets in issuers which the Adviser believes have favorable prospects for sustained growth, may have a positive effect on Fund performance. Additionally, the change will allow the Fund to more closely track its benchmark index, the Morgan Stanley High Tech 35 Index.

     After reviewing and considering the Adviser's recommendation, the Board of Trustees, at its meeting on September 19, 2002, voted to: (1) amend the Fund's fundamental policy regarding concentration to permit the Fund to concentrate its investments in issuers in technology-related industries; and (2) amend the Fund's fundamental policy regarding diversification to change the Fund from a "diversified" to a "non-diversified" fund.

     For these reasons, the Board is submitting Proposals 1 and 2 to the shareholders of the Fund for their approval.

     If the proposals are approved, the Fund will continue to pursue its current investment objective of capital appreciation, as well as its strategy of investing at least 80% of its net assets in equity securities issued by companies in technology and communications and/or technology and communications related industries. The Fund will also continue to be subject to the risks disclosed in its current prospectus, although, as described below, the ability to concentrate its investments and to be "non-diversified" involves certain additional risks.

     The decision by the Board to recommend that the Fund's concentration policy be amended to permit the Fund to concentrate further its investments in the technology-related industries and to recommend that the Fund's classification as "diversified" be changed to "non-diversified," as well as other important information, is described in more detail below.

                                  PROPOSAL 1 -
  AMENDMENT OF THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION
        TO PERMIT THE FUND TO CONCENTRATE ITS INVESTMENTS IN ISSUERS IN
                          TECHNOLOGY-RELATED INDUSTRIES

     The Fund currently has a fundamental investment limitation that prohibits the Fund from investing more than 25% of its total assets in any one industry. Specifically, that fundamental investment policy provides that:

     [The Fund]: May not purchase the securities of any issuer, if, as a result more than 25% (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.

     Since this investment policy is "fundamental," such policy may not be modified or amended without shareholder approval.

     The Adviser and the Board are proposing that shareholders of the Fund approve the change in the Fund's policy regarding concentration which would mean that the Fund would invest more than 25% of its total assets in securities of companies in technology-related industries. The Adviser and the Board believe that the change to the Fund's fundamental policy regarding concentration will enable the Fund to operate more effectively while also providing the potential for increased investment returns. Specifically, the Adviser and the Board believe the change will enable the Fund to take greater advantage of the Adviser's approach to investing by allowing the Fund to take larger positions in technology-related industries that the Adviser believes offer the greatest potential return over the market. In addition, the proposed change may provide the Fund with greater flexibility to respond to future investment opportunities and to invest more consistently with its benchmark index (the Morgan Stanley High Tech 35 Index).

     The practical effect of the proposed change in the Fund's concentration policy is to permit (and require) the Fund to invest a greater portion of its portfolio in one or more of the technology-related industries. Although the Fund has always invested primarily in the technology and communication industries (or related industries), as a more concentrated fund the Fund would be exposed to a greater risk of volatility and loss because the Fund would be even more susceptible to the risks associated with technology-related industries (as described above). Therefore, the Fund could have returns that are more volatile than those of mutual funds which are less concentrated.

     In particular, the stocks of issuers in technology-related industries can be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Such companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and competition for market share, and the potential for falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. However, the Adviser and the Board believe that the potential increase in risk is appropriate given the Fund's investment strategies and the potential for increased investment returns.

     If the proposal is approved, the Fund would adopt the following fundamental policy concerning concentration:

     The Gartmore GVIT Global Technology and Communications Fund shall invest more than 25% of its total assets in the securities of issuers in the following industry groups related to technology and communications: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment.

     In approving the change to the Fund's concentration policy, the Board requested and obtained such information as they deemed reasonably necessary to evaluate the proposal. The Board of Trustees carefully considered the impact of the proposal to amend the Fund's fundamental policy regarding concentration and weighed the potential advantages of providing the Adviser with increased investment flexibility in managing the Fund against the possibility that the change would result in some increased volatility of and risk to the Fund and its shareholders. In particular, the Board considered, among other factors, the changes in the market for securities within the technology and communications sectors since the Fund began operating in June 2000, the Adviser's experience in managing equity funds having the ability to concentrate and the performance of those funds, the availability of securities of issuers in the technology-related industries with favorable prospects for sustained growth, the nature of the market in which such securities are traded, and the particular risks associated with concentrating the Fund's assets in technology-related industries.

     Based on these and other factors, the Board determined it would be in the best interests of the Fund and its shareholders if the Fund concentrated its investments in securities of issuers in technology-related industries. Accordingly, the Board unanimously approved the change to the Fund's concentration policy to require it to invest more than 25% of its total assets in the securities of issuers operating in technology-related industries.

     Approval of the change in the Fund's fundamental policy regarding concentration requires the affirmative vote of a majority of the outstanding Shares of the Fund, defined as the lesser of (a) 67% or more of the outstanding Shares of the Fund present at the Meeting, if holders of more than 50% of the Shares are present or represented by proxy, or (b) more than 50% of the Shares of the Fund. If the change in the Fund's fundamental policy regarding concentration is not approved, the Fund will continue to be managed so as not to invest more than 25% of its total assets in any one industry.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 1.

                                  PROPOSAL 2 -
 AMENDMENT OF THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING DIVERSIFCATION
        TO CHANGE THE FUND FROM A DIVERSIFIED TO A NON-DIVERSIFIED FUND

     The Fund is currently a "diversified" fund within the meaning of the Investment Company Act of 1940, as amended, and, as a result, has adopted the following fundamental policy:

     [The Fund]: May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     As described in this fundamental investment policy, currently the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer nor own 10% of the outstanding voting securities of any one issuer. Since this investment policy is "fundamental," such policy may not be modified or amended without shareholder approval.

     The Adviser and the Board are proposing that shareholders of the Fund approve the change in the Fund's fundamental policy regarding diversification to change the Fund from a "diversified" to a "non-diversified" fund. This change would mean that the Fund would no longer be subject to the above limitation. The Adviser and the Board believe that the change to the Fund's classification will enable the Fund to operate more effectively and provide potential for increased investment returns. For instance, the Adviser and the Board believe that the change will allow the Adviser the flexibility to invest a larger portion of the Fund's assets in selected securities which the Adviser believes present the best opportunities for capital appreciation.

     The practical effect of the proposed change in the Fund's classification from a "diversified" to a "non-diversified" fund is to permit the Fund to invest a greater portion of its portfolio in a smaller number of issuers. As a "non-diversified" fund, the Fund would be exposed to a greater risk of volatility and loss, because the Fund may hold larger positions in a smaller number of securities than a "diversified" fund. As a consequence, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. However, the Adviser and the Board believe that the potential increase in risk is appropriate given the Fund's investment strategies and the potential for increased investment returns, especially in light of recent changes in market conditions in the technology and communications sectors in which the Fund primarily invests.

     If Proposal 2 is approved by shareholders, the Fund will continue to be subject to the diversification standards imposed by the Internal Revenue Code of 1986, as amended (the "Code"), with which all mutual funds that wish to qualify for the favorable tax treatment afforded by the Code must comply. As such, the Fund will be required to comply with the following diversification policy:

     The Fund's holdings must be diversified so that at the end of each tax quarter (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

     In approving the change to the Fund's diversification policy, the Board requested and obtained such information as they deemed reasonably necessary to evaluate the proposal. The Board of Trustees carefully considered the impact of the proposed change from a "diversified" fund to a "non-diversified" fund and weighed the potential advantages of providing the Adviser with increased investment flexibility against the possibility that the change would result in increased volatility of and risk to the Fund. In particular, the Board considered, among other factors, that while investing a larger portion of the Fund's assets in fewer issuers may prove beneficial when such companies outperform the market, larger investments in fewer issuers would also magnify any negative performance by such companies. The Board, however, took into consideration the changing nature of the technology and communications sectors and resulting decreased number of issuers with strong growth characteristics. Such changes have limited the investment opportunities of the Adviser under the "diversified" classification and, if this trend continues, may impact the performance of the Fund. Based on these and other factors, the Board determined that the potential for improved performance under a "non-diversified" classification outweighs the potential increased volatility of the Fund.

     Approval of the change in the Fund's classification from a "diversified" to a "non-diversified" fund requires the affirmative vote of a majority of the outstanding Shares of the Fund, defined as the lesser of (a) 67% or more of the outstanding Shares of the Fund present at the Meeting, if holders of more than 50% of the Shares are present or represented by proxy, or (b) more than 50% of the Shares of the Fund. If the change in the Fund's classification is not approved, the Fund will continue to be managed as a "diversified" fund.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 2.

      FURTHER INFORMATION REGARDING THE ADVISER AND OTHER SERVICE PROVIDERS

     Under the terms of a Fund Administration Agreement, Gartmore SA Capital Trust ("GSA"), an affiliate of the Adviser, provides various fund administration and accounting services to the Fund, including daily valuation of the Fund's Shares and preparation of financial statements, tax returns and regulatory reports. In addition, Gartmore Investors Services, Inc. ("GISI"), an affiliate of GSA and the Adviser, serves as transfer agent and dividend disbursing agent for the Fund.

     Gartmore Distribution Services, Inc. ("GDSI"), another affiliate of the Adviser, serves as the Fund's principal underwriter. In its capacity as principal underwriter, GDSI is available to receive purchase orders and redemption requests relating to Shares of the Fund.

     The Adviser, GSA, GISI and GDSI are located at 1200 River Road, Conshohocken, Pennsylvania 19428.

                             PRINCIPAL SHAREHOLDERS

     As of October 18, 2002, to the Trust's knowledge, the following were the only persons who had or shared voting or investment power over more than 5% of the outstanding Shares of any Class of the Fund:

                                                  AMOUNT  AND  NATURE  OF
NAME  AND  ADDRESS  OF  SHAREHOLDERS          VOTING  AND  INVESTMENT  POWER

Nationwide  Variable  Account-__  of          Shared  voting and investment
Nationwide  Life  Insurance  Company          power  over __________ Class __
One  Nationwide Plaza                         Shares of the  Fund representing
Columbus,  Ohio  43215                        ______% of the Fund's outstanding
                                              Class  __  Shares.1

Nationwide  Variable  Account-_  of           Shared  voting  and investment
Nationwide Life Insurance Company             power  over _____________ Class
One Nationwide Plaza                          __ Shares of the Fund representing
Columbus,  Ohio  43215                        _____% of the Fund's outstanding
                                              Class  __  Shares.1

Nationwide  Life  Insurance  Company          Shared  voting and investment
One  Nationwide  Plaza                        power  over___________  Class
Columbus,  Ohio  43215                        __ Shares of the  Fund
                                              representing
                                              _____%  of  the  Fund's
                                              outstanding  Class  __  Shares.
__________________________
1 As described above, Nationwide will vote these Shares in accordance with voting instructions it receives in a timely manner from variable contract owners.

     As of October 18, 2002, the Trustees and executive officers of the Trust as a group owned less than 1% of the outstanding Shares of the Fund.

                              SHAREHOLDER PROPOSALS

     Because the Trust and the Fund do not hold regular shareholder meetings, there is currently no specific date by which shareholder proposals intended to be presented at future meetings of shareholders must be received by the Trust. However, a proposal that is received by the Trust at its principal executive offices within a reasonable time before the Trust begins to print and mail its proxy materials for such a meeting will be considered for inclusion in the Trust's Proxy Statement and form or forms of proxy card and voting instructions relating to such meeting. Proposals received thereafter will be considered untimely and will not be considered for inclusion in such proxy materials. Timely submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement or presented at the meeting.

                             ADDITIONAL INFORMATION

     With respect to the actions to be taken by the shareholders of the Fund on the matters described in this Proxy Statement, the presence in person or by proxy of shareholders entitled to cast a majority of the Shares of the Fund on the Proposals at the Meeting shall constitute a quorum for purposes of voting upon the Proposals at the Meeting. However, in some instances, an action may be required by law or by the Trust's Amended Declaration of Trust to be taken by the holders of a larger or different proportion of Shares. Abstentions shall be treated as votes present for purposes of determining whether a quorum exists. Broker non-votes, as described below, will not be treated as votes present for purposes of determining whether a quorum exists.

     For purposes of determining whether a Proposal has been approved, abstentions will have the effect of a vote "against" the Proposals and broker non-votes will be treated as not voting at all on the Proposals and therefore will generally have no effect. As used above, broker non-votes are Shares for which a broker holding such Shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto.

     The Fund will bear all costs in connection with the solicitation of proxies from shareholders of the Fund. It is not currently expected that there will be any solicitation other than by mail.

By  Order  of  the  Trustees
Kevin  S.  Crossett,  Secretary

November  __,  2002

--------------------------------------------------------------------------------
PROXY CARD               SPECIAL MEETING OF SHAREHOLDERS              PROXY CARD
--------------------------------------------------------------------------------

                        GARTMORE VARIABLE INSURANCE TRUST
             Gartmore GVIT Global Technology and Communications Fund
                                December 11, 2002

                         Proxy Solicited By The Trustees

The undersigned, revoking all previous proxies, hereby appoint(s) Mary Fran Ennis and William Baltrus, or either one of them, attorneys, with full power of substitution, to vote all shares of Gartmore GVIT Global Technology and Communications Fund (the "Fund"), a series of Gartmore Variable Insurance Trust, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at _________________________, Columbus, Ohio 43215, on Wednesday, December 11, 2002 at __:00 [a.m.][p.m.] Eastern time, and at any adjournments thereof. All powers may be exercised by any one of said proxy holders or substitutes voting or acting. This proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                   NOTE: Please sign exactly as your name appears on this Proxy Card. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                   __________________________________________
                                   Signature
                                   __________________________________________
                                   Signature  of  joint  owner  if  any
                                   ____________________________________  ,  2002
                                   Date

   IMPORTANT: PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Please  refer  to  the  Proxy  Statement  discussion  of  the  Proposals.

IF  NO  SPECIFICATION IS MADE BELOW, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.   To  amend  the  Fund's  fundamental    FOR [  ]  AGAINST [  ]  ABSTAIN [  ]
     policy regarding industry concentration
     to  permit  the Fund to concentrate its
     investments in issuers in the following industry groups related to technology and communications: hardware and equipment; information technology;
     software;  consulting  and  services;
     consumer  electronics; defense
     technology;  broadcasting;  and
     communication  equipment.

2.   To  amend  the  Fund's  fundamental    FOR [  ]  AGAINST [  ] ABSTAIN  [  ]
     policy  regarding  diversification to
     change the Fund from a "diversified" to a "non-diversified" fund.


                                    IMPORTANT
                 PLEASE SIGN, DATE AND MAIL IN YOUR PROXY TODAY

VOTING INSTRUCTIONS    SPECIAL MEETING OF  SHAREHOLDERS      VOTING INSTRUCTIONS
                        GARTMORE VARIABLE INSURANCE TRUST
             Gartmore GVIT Global Technology and Communications Fund

                                December 11, 2002

The undersigned contract owner of a variable annuity or variable life insurance contract, revoking all previous voting instructions, hereby instructs Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company to vote all of the shares of Gartmore GVIT Global Technology and Communications Fund (the "Fund"), a series of Gartmore Variable Insurance Trust, attributable to his or her variable annuity or variable life insurance contract as of October 18, 2002, at the Special Meeting of Shareholders of the Fund to be held at _______ _______________, Columbus, Ohio 43215, on Wednesday, December 11, 2002, at __:00
[a.m.][p.m.]  Eastern  time,  and  at  any  adjournments  thereof.  These Voting
Instructions shall be used to vote on the proposals described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                 NOTE:  Please sign exactly as your name appears
                                 on   this  Voting  Instruction  Form.
                                 When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership voting instructions should be signed by an authorized person indicating the person's title.

                                   ____________________________________
                                   Signature
                                   ____________________________________
                                   Signature  of  joint  owner  if  any
                                   _____________________________  ,2002
                                   Date

   IMPORTANT: PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Please  refer  to  the  Proxy  Statement  discussion  of  the  Proposals.

IF NO SPECIFICATION IS MADE BELOW, THESE VOTING INSTRUCTIONS SHALL BE CONSIDERED TO BE AN INSTRUCTION TO VOTE FOR THE PROPOSALS.

As to any other matter, Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company shall vote in accordance with their best judgment.

THE  BOARD  OF  TRUSTEES  RECOMMENDS  A  VOTE  FOR  THE  FOLLOWING:


1. To amend the Fund's fundamental FOR [ ] AGAINST [ ] ABSTAIN [ ] policy regarding industry concentration to permit the Fund to concentrate its investments in issuers in the following industry groups related to technology and communications: hardware and equipment;
     information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment.

2. To amend the Fund's fundamental FOR [ ] AGAINST [ ] ABSTAIN [ ] policy regarding diversification to change the Fund from a "diversified" \\ to a "non-diversified" fund.

                                    IMPORTANT
        PLEASE SIGN, DATE AND MAIL IN YOUR VOTING INSTRUCTION FORM TODAY